UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VIRTUS TOTAL RETURN FUND INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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VIRTUS GLOBAL MULTI-SECTOR INCOME FUND (“VGI”)
VIRTUS TOTAL RETURN FUND INC. (“ZTR”)
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on May 21, 2020
Notice is hereby given to the shareholders of Virtus Global Multi-Sector Income Fund, a Delaware statutory trust*, and Virtus Total Return Fund Inc., a Maryland corporation (each, a “Fund” and together, the “Funds”), that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held on May 21, 2020 at 9:00 a.m. (Eastern Time), in conjunction with the annual meeting of Duff  & Phelps Select MLP and Midstream Energy Fund Inc. (DSE). In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/269461281 at the meeting date and time described in the accompanying proxy statement. The password for the meeting is VIR2020. You will not be able to attend the meeting physically. The Annual Meeting is being held for the following purposes:
1.
To elect directors of each Fund, as follows:

a.
Elect Donald C. Burke as a Class II trustee of VGI, by the VGI shareholders (“Proposal 1a”);

b.
Elect Sidney E. Harris as a Class II trustee of VGI, by the VGI shareholders (“Proposal 1b”);

c.
Elect John R. Mallin as a Class II trustee of VGI, by the VGI shareholders (“Proposal 1c”);

d.
Elect James M. Oates as a Class II trustee of VGI, by the VGI shareholders (“Proposal 1d”);

e.
Elect Connie D. McDaniel as a Class III director of ZTR, by the ZTR shareholders (“Proposal 1e”);

f.
Elect Geraldine M. McNamara as a Class III director of ZTR, by the ZTR shareholders (“Proposal 1f”);

g.
Elect R. Keith Walton as a Class III director of ZTR, by the ZTR shareholders (“Proposal 1g”); and

h.
Elect Brian T. Zino as a Class III director of ZTR, by the ZTR shareholders (“Proposal 1h”).

2.
To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof, by the VGI and/or ZTR shareholders.

THE BOARD OF DIRECTORS (THE “BOARD”) OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTING EACH DIRECTOR NOMINEE.

*
The members of the Board of Virtus Global Multi-Sector Income Fund are Trustees, as that Fund is organized as a statutory trust; however, when referencing any Board members, we will generally refer to them as “Directors”.

The Board has fixed the close of business on April 1, 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.
By order of the Board,
Jennifer S. Fromm
Secretary
Virtus Global Multi-Sector Income Fund
Virtus Total Return Fund Inc.
Hartford, Connecticut
April 7, 2020
IMPORTANT:

      Shareholders are cordially invited to attend the Annual Meeting (virtually). In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting (virtually). Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person (virtually) if you attend the Annual Meeting and elect to vote in person (virtually).

Instructions for signing proxy cards
The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.
1.
Individual accounts:   Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint accounts:   Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All other accounts:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registrations	Valid Signature
Corporate Accounts	(1) ABC Corp. (2) ABC Corp. (3) ABC Corp. c/o John Doe, Treasurer (4) ABC Corp. Profit Sharing Plan	(1) ABC Corp. (2) John Doe, Treasurer (3) John Doe (4) John Doe, Trustee
Partnership Accounts	(1) The XYZ partnership (2) Smith and Jones, limited partnership	(1) Jane B. Smith, Partner (2) Jane B. Smith, General Partner
Trust Accounts	(1) ABC Trust (2) Jane B. Doe, Trustee u/t/d 12/28/78	(1) Jane B. Doe, Trustee (2) Jane B. Doe
Custodial or Estate Accounts	(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA (2) Estate of John B. Smith	(1) John B. Smith (2) John B. Smith, Jr., Executor

PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
MAY 21, 2020

This Proxy Statement is furnished in connection with the solicitation by each Board of Directors (the “Board”, or the “Directors”) of Virtus Global Multi-Sector Income Fund, a Delaware statutory trust (“VGI”), and Virtus Total Return Fund Inc., a Maryland corporation (“ZTR”) (each, a “Fund” and together, the “Funds”), of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) on May 21, 2020 at 9:00 a.m. (Eastern Time). In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetingcenter.io/269461281 at the meeting date and time described in the accompanying proxy statement. The password for the meeting is VIR2020. You will not be able to attend the meeting physically.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to shareholders on or about April 15, 2020.
Summary of Proposals to be Voted Upon
Proposal		Shareholders Entitled to Vote
1a	Elect Donald C. Burke as a Class II trustee of VGI	VGI shareholders
1b	Elect Sidney E. Harris as a Class II trustee of VGI	VGI shareholders
1c	Elect John R. Mallin as a Class II trustee of VGI	VGI shareholders
1d	Elect James M. Oates as a Class II trustee of VGI	VGI shareholders
1e	Elect Connie D. McDaniel as a Class III director of ZTR	ZTR shareholders
1f	Elect Geraldine M. McNamara as a Class III director of ZTR	ZTR shareholders
1g	Elect R. Keith Walton as a Class III director of ZTR	ZTR shareholders
1h	Elect Brian T. Zino as a Class III director of ZTR	ZTR shareholders
2	Transact such additional business as properly comes before the Meeting	VGI and/or ZTR shareholders
The Annual Meeting is scheduled as a joint meeting of the respective shareholders of the Funds and the shareholders of Duff  & Phelps Select MLP and Midstream Energy Fund Inc. (DSE) because all three such funds are in the same family of funds and the shareholders of each such fund are expected to consider and vote on similar matters. Shareholders of each such fund will vote separately on each of the proposals relating to their respective fund, and an unfavorable vote on a proposal by the shareholders of one such fund will not affect the implementation by any other such fund of such proposal if the shareholders of such other fund approve the proposal. The Board has determined that the use of a joint proxy statement for the Annual Meeting is in the best interest of the shareholders of each Fund.
All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each respective Fund’s shares of common stock of beneficial interest (“Shares”) will be voted “FOR” Proposals 1a through 1h, as appropriate. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person (virtually), or by written notice to the Secretary of the Funds (addressed in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668). However, virtual attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetingcenter.io/269461281 at the meeting date and time described in the accompanying proxy statement. The password for the meeting is VIR2020.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 18, 2020.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail
Computershare
VGI/ZTR Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on April 1, 2020 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share (or fractional vote for each fractional Share) registered in his or her name. As of the Record Date, 11,307,507.602 Shares of VGI and 47,375,598 Shares of ZTR were outstanding and entitled to be voted with respect to that Fund.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 21, 2020:
The Proxy Statement for the Annual Meeting is also available at https://www.proxy-direct.com/vir-31234. Each Fund will furnish, without charge, a copy of its respective annual report for the fiscal year ended November 30, 2019, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to the Funds’ Secretary in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668.
1. ELECTION OF DIRECTORS

Background
The Board is responsible for the overall management of the respective Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Directors of each Fund are divided into three classes, and are elected to serve three-year staggered terms. Each year, the term of office of one class expires.

Effect of the Approval of Proposals 1a Through 1h
If each of Proposals 1a through 1h is approved, the respective nominee would be elected as a Director effective as of the Annual Meeting. Each would continue to serve on the Board as the respective Class II or Class III Director, as applicable, for an additional term of three years, and until his or her successor has been duly elected and qualified.
Election of VGI Trustees (Proposals 1a Through 1d)
At the meeting, holders of VGI Shares are entitled to elect four trustees for a term ending in 2023, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A majority of votes cast at the meeting by the holders of VGI Shares is necessary to elect those trustees, provided a quorum is present.
Election of ZTR Directors (Proposals 1e Through 1h)
At the meeting, holders of ZTR Shares are entitled to elect four directors for a term ending in 2023 to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of ZTR Shares is necessary to elect those directors, provided a quorum is present.
ADDITIONAL INFORMATION ABOUT PROPOSALS 1a THROUGH 1h
The holders of each Fund’s Shares will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to Proposals 1a through 1h, as applicable.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Director Nominee described in Proposals 1a through 1h.
Background and additional information concerning the current Directors and the Nominees is set forth in the tables that follow. The “Interested” Director is indicated by an asterisk (*). Independent Directors are those who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of  (i) the Fund, (ii) the Fund’s investment adviser (Virtus Investment Advisers, Inc., the “Adviser”) or subadvisers (Newfleet Asset Management, LLC, Rampart Investment Management Company, LLC and Duff  & Phelps Investment Management Co., each a “Subadviser”), or (iii) a principal underwriter of the Fund, and who satisfy the requirements contained in the definition of  “independent” as defined in the 1940 Act (the “Independent Directors”).

INFORMATION ABOUT THE NOMINEES, CONTINUING DIRECTORS,
AND ADVISORY AND HONORARY BOARD MEMBERS
Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Independent Directors and Nominees
Burke, Donald C. YOB: 1960 Portfolios Overseen: 74	Class II Trustee of VGI since 2020, nominee for term expiring 2023 Class I Director of ZTR since 2020, term expires at the 2021 Annual Meeting	Retired	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Portfolios Overseen: 70	Class II Trustee of VGI since 2020, nominee for term expiring 2023 Class I Director of ZTR since 2020, term expires at the 2021 Annual Meeting	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Portfolios Overseen: 70	Class II Trustee of VGI since 2020, nominee for term expiring 2023 Class II Director of ZTR since 2020, term expires at the 2022 Annual Meeting	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999),

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Portfolios Overseen: 70	Class III Trustee of VGI since 2020, term expires at the 2021 Annual Meeting Class III Director of ZTR since 2020, nominee for term expiring 2023	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip R. YOB: 1946 Portfolios Overseen: 74	Class III Trustee of VGI since 2011, term expires at the 2021 Annual Meeting Class II Director of ZTR since 2016, term expires at the 2022 Annual Meeting	Retired	Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (56 portfolios).
McNamara, Geraldine M. YOB: 1951 Portfolios Overseen: 74	Class I Trustee of VGI since 2020; term expires at the 2022 Annual Meeting Class III Director of ZTR since 2020, nominee for term expiring 2023	Retired	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (56 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Oates, James M. YOB: 1946 Portfolios Overseen: 70	Class II Trustee of VGI since 2011, nominee for term expiring 2023 Class I Director of ZTR since 2016, term expires at the 2021 Annual Meeting	Managing Director (since 1994), Wydown Group (consulting firm)	Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (56 portfolios).
Rogers, James B., Jr. YOB: 1942 Portfolios Overseen: 3	Class I Trustee of VGI since 2016, term expires at the 2022 Annual Meeting Class I Director of ZTR since 1988, term expires at the 2021 Annual Meeting	Private Investor (since 1980)	Director (1986 to 2019), the former Virtus Total Return Fund Inc.; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2019), Nanomedics Co. Ltd.; Director (since 2018), Ananti Inc. and Sirius International Insurance Group, Ltd.; Director (2018 to 2019), Quantum Digital Asset Management Pte. Ltd; Director (2018 to 2019), Ocean Capital Advisors LLC; Director (since 2017), JSC AgroGard-Finance; Director (2016 to 2018), Crusader Resources Limited; Director (2014 to 2019), Sinofortune Financial Holdings Limited; Director (since 2014), PJSC Phos Agro; Director (2012 to 2019), Spanish Mountain Gold Limited; Director (since 2012), Geo Energy Resources Limited; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007),

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).
Walton, R. Keith YOB: 1964 Portfolios Overseen: 70	Class I Trustee of VGI since 2016, term expires at the 2022 Annual Meeting Class III Director of ZTR since 2004, nominee for term expiring in 2023	Senior Adviser (2018 to 2019), Vatic Labs, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Partner and Chief Administrative Officer (since 2006), Global Infrastructure Partners; Vice President, Strategy (2013 to 2017), Arizona State University	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Portfolios Overseen: 70	Class I Trustee of VGI since 2016, term expires at the 2022 Annual Meeting Class III Director of ZTR since 2014, nominee for term expiring in 2023	Retired	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Director
Aylward, George R.* YOB: 1964 Portfolios Overseen: 72	Class III Trustee of VGI since 2011, term expires at the 2021 Annual Meeting Class II Director of ZTR since 2006, term expires at the 2022 Annual Meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005)	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013),

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (56 portfolios); and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
Advisory Board Member(4)
Moyer, William R. YOB: 1944 Portfolios Overseen: 70	Served Since: 2020	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer)	Advisory Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (2016 to 2019), Virtus Total Return Fund Inc. and the former Virtus Total Return Fund Inc.; Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Member (since 2020) and Trustee (2013 to 2016) and, Virtus Alternative Solutions Trust (4 portfolios).
Honorary Board Members(5)
Brown, Thomas J. YOB: 1945 Portfolios Overseen: 70	Served Since: 2020	Retired	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
McClellan, Hassell H. YOB: 1945 Portfolios Overseen: 70	Served Since: 2020	Retired	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (56 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
Segerson, Richard E. YOB: 1946 Portfolios Overseen: 70	Served Since: 2020	Retired. Managing Director (1998 to 2013), Northway Management Company	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (56 portfolios).

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser and Subadvisers, and various positions with its affiliates.

(1)
The business address of each current Director, Honorary Board Member and Advisory Board Member is c/o the Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

(3)
Each Director currently serves a one to three-year term concurrent with the class of Directors for which he or she serves.

(4)
Advisory Board Members are not voting members of a Fund’s Board of Directors and they provide advice to the Board, as requested. Mr. Moyer was appointed as an Advisory Board Member effective January 1, 2020.

(5)
Honorary Board Members are not voting members of a Fund’s Boards of Directors. Effective January 1, 2020, Messrs. Brown and McClellan were appointed to terms that expire on January 1, 2021, and Mr. Segerson was appointed to a term that expires on January 1, 2022.

Director and Director Nominee Qualifications
The Board has determined that each Director and Director Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Director were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Director, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, personal attributes and expertise, and (vi) familiarity with the Fund or its service providers. In respect of each Director and Director Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund.
Following is a summary of various qualifications, experiences and skills of each Director and Director Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Director and Director Nominee do not constitute the holding out of any Director or Director Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
George R. Aylward.   In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, the Fund’s subadviser, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Donald C. Burke.   Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex, and subsequently as an independent trustee of another major fund complex. He also has extensive knowledge of the utility industry, derived from his service on the board of a public company involved in the production, transmission and distribution of energy. He is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Sidney E. Harris.   Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is currently Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He has been affiliated with the J. Mack Robinson College of Business since 1997, serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019), and he serves as a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
John R. Mallin.   Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Connie D. McDaniel.   Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019) and currently serves as a Director of Global Payments Inc. and as Chair of the Georgia State University Robinson College of Business Board of Advisors. She is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Philip R. McLoughlin.   Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Geraldine M. McNamara.   Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
James M. Oates.   Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Fund. Mr. Oates is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
James B. Rogers, Jr.   Mr. Rogers brings significant financial and economic experience to the Board, and provides innovative business insight to assist the Board and its committees. Mr. Rogers co-founded the Quantum Fund, is the author of several books, and also is a financial commentator worldwide. He is also a director of one other closed-end fund managed by an affiliate of the Adviser.
R. Keith Walton.   Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest

Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006). Mr. Walton is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Brian T. Zino.   Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1998 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Advisory Board Member Qualifications
William R. Moyer.   Mr. Moyer has substantial experience in the asset management and accounting industries. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is predecessor to what is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies. He is also an advisory board member for several open-end and closed-end funds managed by the Adviser and its affiliates.
Honorary Board Member Qualifications
Thomas J. Brown.   Mr. Brown, currently retired, was employed in senior business and accounting roles with financial services companies for over twenty-five years, and he has over sixteen years of experience as a director/trustee of funds unaffiliated with the Fund. Mr. Brown is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Hassell H. McClellan.   Mr. McClellan, currently retired, has extensive business experience in advising and consulting with companies to improve the companies’ management and operations, as well as serving as a business educator at several colleges. Mr. McClellan also has over twelve years of experience as a director of unaffiliated funds, including currently serving as the Chairman of the Board of a large family of mutual funds unaffiliated with the Fund. Mr. McClellan is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Richard E. Segerson.   Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders. Mr. Segerson is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Required Vote
The election of four Trustee Nominees to the Board of VGI requires a majority of the votes cast on the matter by the shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Director Nominees to the Board of ZTR requires a plurality of the votes cast on the matter by the shareholders of that Fund at the Annual Meeting, provided a quorum is present. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Director Nominees are running unopposed, all four Director Nominees are expected to be elected as Directors, as all Director Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.
THE FUNDS’ BOARDS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE IN PROPOSALS 1a THROUGH 1h.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.
ADDITIONAL INFORMATION ABOUT DIRECTORS AND OFFICERS
Leadership Structure of the Board of Directors
The primary responsibility of each Board is to represent the interests of the Funds and to provide oversight of the management of each Fund. The Funds’ day-to-day operations are managed by the Adviser, the Subadvisers, and other service providers which have been approved by the Board. Generally, the Board acts by majority vote of all the Directors, including a majority vote of the Independent Directors if required by applicable law.
In addition to five regularly scheduled meetings per year, each Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, each Board has established standing committees to assist it in performing its oversight responsibilities, and each such committee has a chairperson. Each Board may also designate working groups or ad hoc committees as it deems appropriate.
Mr. McLoughlin serves as Chairman of each Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Funds’ service providers, officers, legal counsel, and the other Directors. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Charter and/or Bylaws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Director due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time. The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus. Because of this balance, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Funds’ operations within the context of his detailed understanding of the perspective of the Adviser and the Funds’ other service providers. Each Board, therefore, considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.
Each Board also believes that having a super-majority of Independent Directors is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, each Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in each Board’s view, crucial elements in its decision-making process. In addition, each Board believes that Mr. Aylward, who is currently the President of the Adviser, and the President and Chief Executive

Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Funds, provides each Board with the Adviser’s perspective in managing and sponsoring other Virtus registered funds as well as the perspective of other service providers to the Fund. The leadership structure of each Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Board’s Role in Risk Oversight
As a registered investment company, each Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, each Board oversees the management of each Fund’s risk management structure by the Fund’s Adviser, Subadvisers, administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. Each Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. The Funds’ Adviser, Subadviser, administrator, officers and legal counsel prepare regular reports to each Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
Each Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Fund and representatives of the Subadviser meet with each Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
Each Board receives regular written reports from the Funds’ Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in each Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
Each Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadvisers, and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Directors meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadviser that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In connection with its annual review of each Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
Each Board recognizes that it is not possible to eliminate all of the risks applicable to a Fund. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committees of the Board
Each Board has established a number of standing committees to oversee particular aspects of each Fund’s management. As of the date of this proxy statement, these are:

Audit Committee.   Each Board has adopted a written charter for each Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing each Fund’s accounting and auditing policies and practices. The Audit Committee reviews each Fund’s financial reporting procedures, system of internal control, the independent audit process, and each Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Directors, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are Brian T. Zino, Chairman; Donald C. Burke; John R. Mallin; and Connie D. McDaniel. William R. Moyer also is an Advisory Member of the Audit Committee. Each Board has determined that each of Brian T. Zino, Donald C. Burke and Connie D. McDaniel possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated each of them as an Audit Committee financial expert for each Fund.
In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is being filed as an exhibit to this Proxy Statement, and is available at: https://www.virtus.com/assets/files/17c/vcef-audit-committee-charter-amended-2019-0924.pdf.
Governance and Nominating Committee.   Each Board has adopted a written charter for each Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Directors including as Independent Directors and annually evaluating the Board and Committees.
The Governance and Nominating Committee considers candidates for directorship and makes recommendations to each Board with respect to such candidates. There are no specific required qualifications for directorship. The committee considers all relevant qualifications of candidates for directorship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Director. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for directorship in this context.
Each Board has adopted a policy for consideration of Director nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 4% of the shares of a class of the Fund for which the Director nominee is submitted. Shareholder nominees for Director will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.
The Governance and Nominating Committee is currently composed entirely of Independent Directors; its current members are James M. Oates, Chairman; Philip R. McLoughlin; and Brian T. Zino.
In accordance with proxy rules promulgated by the SEC, the Fund’s Governance and Nominating Committee charter is available at: https://www.virtus.com/assets/files/17b/vf-vcef-gov-nom-comm- charter-2020.pdf.
Executive Committee.   The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Directors, and its members are: Philip R. McLoughlin, Chairman; Donald C. Burke; Sidney E. Harris; James M. Oates; and Brian T. Zino.
Compliance Committee.   During the year ended December 31, 2019, each Board had a Compliance Committee to assist the Board in its oversight role with respect to Fund compliance matters. The Compliance Committee was dissolved in early 2020, and the responsibilities of that committee reverted to the Board.

Investment Committee.   During the year ended December 31, 2019, each Board had an Investment Committee to assist the Board in its oversight role with respect to the investment performance of the Fund. The Investment Committee was dissolved in early 2020, and the responsibilities of that committee reverted to the Board.
Non-Director Officers of the Funds
The officers of the Funds are appointed by the Board. The officers receive no compensation from the Funds, but are also officers of Virtus or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Funds, can be found above within the description of the Directors’ background.
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017), VGI and ZTR.	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972
Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), VGI
Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), ZTR
Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; Vice President and

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; and various officer positions (since 2006) with Virtus affiliates.
Engberg, Nancy J. YOB: 1956
Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), VGI

Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), ZTR
Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II; and various officer positions (since 2003) with Virtus affiliates.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), VGI and ZTR	Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President (since 2017) and Assistant Secretary of various Virtus-affiliated open-end funds (since 2008); Vice President (since 2016) and Senior Counsel, Legal (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Alternative Solutions Trust; and various officer positions (since 2008) with Virtus affiliates.
Short, Julia R. YOB: 1972	Senior Vice President (since 2018), VGI and ZTR	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
subsidiaries; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2011 to 2013), VGI; Executive Vice President (since 2017), ZTR	Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions (since 2006) with Virtus affiliates.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 (as amended, the “1934 Act”) and Section 30(h) of the 1940 Act require, among other persons, the officers and Directors of the Funds, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of the Funds’ securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Funds with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Funds and representations of certain Reporting Persons, each Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.
Information about the Fund’s Independent Registered Public Accountant
The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. The Funds’ financial statements for the year ended November 30, 2019, have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Funds’ financial statements for the fiscal year ending November 30, 2020. Representatives of PwC are not expected to be present at the Annual Meeting.
Audit Committee Report
In connection with the audit of each Fund’s financial statements for the fiscal year ended November 30, 2019, the Audit Committee: (1) reviewed and discussed each Fund’s 2019 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committees recommended to the Boards that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the fiscal year ended in 2019.
The Audit Committee
Donald C. Burke
John R. Mallin
Connie D. McDaniel
Brian T. Zino (chairman)
The Audit Committee’s Pre-Approval Policies and Procedures
Each Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Funds on an annual basis require specific pre-approval by each Audit Committee. Each Audit Committee must also approve other non-audit services provided to each of the Funds and those non-audit services provided to the Funds’ affiliated service providers that relate directly to the operations and financial reporting of the Funds. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by a Board without consideration on a specific case-by-case basis.
During the fiscal year ended November 30, 2019, all audit, audit-related, tax and non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser or Subadvisers, or any entity controlling, controlled by, or under common control with the Adviser or Subadvisers, were pre-approved by each Fund’s Audit Committee. For more information about the Funds’ independent registered public accounting firm, see “Additional Information — Independent Auditors.”
Shareholder Communications to the Directors
Each Board has adopted the following procedures for shareholders and other persons to send communications to the Board. Shareholders and other persons may mail written communications to the full Board, to committees of the Board or to specific individual Directors in care of the applicable Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Funds will be forwarded to the full Board, the relevant Board committee or the specific individual Director, as applicable, except that the Funds may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.
Beneficial Ownership of Securities
As of April 1, 2020, the Funds’ Directors and executive officers, as a group, owned less than 1% of the Funds’ outstanding Shares. As of April 1, 2020, the current Directors owned Shares of each Fund in the following amounts:
Name of Director	Dollar Range of Equity Securities in VGI	Dollar Range of Equity Securities in ZTR	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Directors in Family of Registered Investment Companies*
Independent Directors
Donald C. Burke	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Sidney E. Harris	$1 – $10,000	$10,001 – $50,000	Over $100,000
John R. Mallin	$1 – $10,000	$50,001 – $100,000	Over $100,000
Connie D. McDaniel	$1 – $10,000	$1 – $10,000	Over $100,000
Philip R. McLoughlin	$10,001 – $50,000	$10,001 – $50,000	Over $100,000

Name of Director	Dollar Range of Equity Securities in VGI	Dollar Range of Equity Securities in ZTR	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Directors in Family of Registered Investment Companies*
Geraldine M. McNamara	$1 – $10,000	$1 – $10,000	Over $100,000
James M. Oates	$0	$10,001 – $50,000	Over $100,000
James B. Rogers, Jr.	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000
R. Keith Walton	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Brian T. Zino	$10,001 – $50,000	$50,001 – $100,000	$50,001 – $100,000
Interested Director
George R. Aylward	$10,001 – $50,000	$50,001 – $100,000	Over $100,000

*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Board and Committee Meetings
The Funds have not established a policy with respect to Director attendance at annual shareholder meetings. Seven meetings of the Board were held during the year ended December 31, 2019.
Five meetings of the Audit Committee, three meetings of the Governance and Nominating Committee (which was at that time called the Nominating and Governance Committee), five meetings of the Executive Committee, four meetings of the Compliance Committee, and four meetings of the Investment Committee were held during the year ended December 31, 2019.
During the year ended December 31, 2019, each Director of the Funds attended at least 75% of the total number of Board meetings and committee meetings of which such Director was a member.
Compensation of Independent Directors, Advisory Board Members and Honorary Board Members
The following table provides information regarding the compensation of the Independent Directors, Advisory Board Members and Honorary Board Members for the year ended December 31, 2019. The Interested Director does not receive compensation from the Funds or other funds in the Fund Complex.
Name of Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex(1)
Donald C. Burke+	N/A	N/A	N/A	$372,000.00
Sidney E. Harris+	N/A	N/A	N/A	$316,195.66
John R. Mallin+	N/A	N/A	N/A	$280,000.00
Connie D. McDaniel+	N/A	N/A	N/A	$280,000.00
Philip R. McLoughlin	$132,937.62	N/A	N/A	$731,744.56
Geraldine M. McNamara+	N/A	N/A	N/A	$408,195.65
James M. Oates	$112,485.68	N/A	N/A	$437,500.00
James B. Rogers, Jr.	$112,485.68	N/A	N/A	$137,500.00
R. Keith Walton	$132,937.62	N/A	N/A	$162,500.00
Brian T. Zino	$118,212.22	N/A	N/A	$144,500.00

Name of Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex(1)
Advisory Members
William R. Moyer*	$108,395.29	N/A	N/A	$132,500.00
William H. Wright II**	$44,906.64	N/A	N/A	$54,934.78
Honorary Members
Thomas J. Brown±	N/A	N/A	N/A	$315,000.00
Hassell H. McLellan±	N/A	N/A	N/A	$341,195.65
Richard E. Segerson±	N/A	N/A	N/A	$280,000.00

(1)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund’s Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

+
Messrs. Burke, Harris and Mallin, Ms. McDaniel and Ms. McNamara, became Directors of the Funds on January 1, 2020, and did not receive any compensation from the Funds for the year ended December 31, 2019.

*
Mr. Moyer was a Director of the Funds through December 31, 2019 and became an Advisory Board Member of the Funds effective January 1, 2020.

**
Mr. Wright was an Advisory Member of the Funds until his term expired on September 20, 2019.

±
Messrs. Brown, McClellan and Segerson became Honorary Board Members of the Funds on January 1, 2020, but they were not previously Directors of the Funds, and they did not receive any compensation from the Funds for the year ended December 31, 2019.

VOTING REQUIREMENTS AND OTHER INFORMATION
Voting Requirements
Voting requirements for each proposal are outlined within the discussion supporting each respective proposal. For purposes of the Annual Meeting, a quorum for a Fund is present to transact business if the holders of a majority of the outstanding common shares of that Fund entitled to vote at the Annual Meeting are present in person (virtually) or by proxy.
Shares present in person (virtually) or represented by proxy at the Annual Meeting and abstentions will be included in determining the existence of a quorum at the Annual Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” Proxies that reflect broker non-votes will also be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposals 1a-1h to elect Directors, where the vote required to approve is the affirmative vote of a percentage of votes cast, broker non-votes or abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the “votes cast” on the particular issue.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation for each Proposal.
Adjournment
If a quorum is not present in person (virtually) or by proxy at the time the Annual Meeting is called to order, or there are not sufficient votes to approve a proposal, the chairperson of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting if the chairperson determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.
ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING AND THE FUNDS
Further Information About Voting and the Annual Meeting
Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
In the event that the Funds solicit votes by having calls placed by officers or employees of the Funds and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm, authorization to permit execution of proxies may be obtained by the representatives of the proxy solicitation firm receiving telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Funds believe are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetingcenter.io/269461281 at the meeting date and time described in the accompanying proxy statement. The password for the meeting is VIR2020.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 18, 2020.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail
Computershare
VGI/ZTR Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending (virtually) and voting at the Annual Meeting. Merely attending the Annual Meeting (virtually), however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on April 1, 2020, as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.
Expenses and Proxy Solicitation
The Funds will bear the expense of the Annual Meeting, including preparation, printing and mailing of the enclosed form of proxy, accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear one-half of such expenses, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm. The Funds’ officers will not receive any additional compensation for such solicitation, though a proxy solicitation firm (if one is used) will. The Funds will bear 100% of solicitation costs, if any.
Adviser and Subadvisers
Virtus Investment Advisers, Inc. (the “Adviser”) acts as investment adviser to the Funds. The Adviser is responsible for overseeing the investment management and administration services provided to the Fund. The Adviser is located at One Financial Plaza, Hartford, CT 06103. The Adviser has delegated the day-to-day portfolio management of VGI to two Subadvisers: Newfleet Asset Management, LLC (“Newfleet”) and Rampart Investment Management Company, LLC (“Rampart”); and the day-to-day portfolio management of ZTR to three Subadvisers: Newfleet, Rampart, and Duff  & Phelps Investment Management Co. (“Duff  & Phelps”). Each Subadviser is an affiliate of the Adviser and, like the Adviser, an indirect wholly owned subsidiary of Virtus. Newfleet and Rampart are located at One Financial Plaza, Hartford, CT 06103. Duff  & Phelps is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”), serves as the administrator for the Funds. The Administrator’s principal business office is located at One Financial Plaza, Hartford, CT 06103. The Administrator is an indirect wholly owned subsidiary of Virtus.
Independent Auditors
Fees
The aggregate fees paid to PwC in connection with each Fund’s annual audit for fiscal years 2019 and 2018 were as follows:

	VGI		ZTR±
	Fiscal year ended November 30, 2019	Fiscal year ended November 30, 2018	Fiscal year ended November 30, 2019	Fiscal year ended November 30, 2018
Audit Fees	$26,195	$24,380	$23,400	$24,380
Audit-Related Fees*	$2,333	$3,781	$7,247	$3,781
Tax Fees**	$3,200	$3,239	$4,700	$9,439
All Other Fees	$0	$0	$0	$0

±
Amounts prior to November 18, 2019, represent billings to the former Virtus Total Return Fund Inc. (ZF), the accounting survivor in the reorganization of ZF and ZTR which took place on that date.

*
“Audit-Related Fees” are those related to performance of the audit and review of each Fund’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with review of each Fund’s tax provision and Regulated Investment Company qualification in connection with audits of each Fund’s financial statements, review of year-end distributions by each Fund to avoid excise tax, periodic discussion with management on tax issues affecting each Fund, and reviewing and signing each Fund’s federal income and excise tax returns.

All of the services described in the table above were approved by the Funds’ Audit Committee pursuant to its policies and procedures.
With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ last two fiscal years on behalf of  (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Principal Shareholders
As of April 1, 2020, to the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of each Fund’s Shares other than as listed in the below table. This information is primarily based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Common Shares of VGI	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	596,356	5.27%
Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting
This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the Internet at https://www.proxy-direct.com/vir-31234. These Proxy Materials will be available on the internet through the day of the Annual Meeting and any adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or either Fund’s Charter and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.

Deadline for Shareholder Proposals
In accordance with Rule 14a-8 under the 1934 Act, shareholder proposals intended to be presented at the annual meeting of shareholders to be held in 2021 must be received by the respective Fund no later than 5:00 p.m., Eastern Time, on December 16, 2020, in order to be considered for inclusion in the Fund’s Proxy Statement and form of Proxy relating to that meeting; provided, however, that in the event that the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must have been so delivered not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In addition, each Fund’s Bylaws provide that if a shareholder of record entitled to vote desires to bring proposals (including Director nominations) before the annual meeting of shareholders to be held in 2021, written notice of such proposals as prescribed in the Bylaws must be received by the Fund’s Secretary, in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668, no later than 5:00 p.m. Eastern Time on December 16, 2020.
For additional requirements, shareholders may refer to the Bylaws of each Fund, a current copy of which may be obtained without charge upon request from the Funds’ Secretary. If a Fund does not receive timely notice pursuant to the Bylaws, the proposal will be excluded from consideration at the meeting.
Other Matters
The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Very truly yours,
JENNIFER S. FROMM
Secretary

Virtus Global Multi-Sector Income Fund
Virtus Total Return Fund Inc.
April 7, 2020

EXHIBIT A

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

VIRTUS TOTAL RETURN FUND INC.

AUDIT COMMITTEE CHARTER

Organization

The Audit Committee (the “Committee”) of Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Dividend & Income Fund Inc., Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc. (the “Funds”) shall consist of at least three (3) members at the time of listing on the New York Stock Exchange, all of whom are members of the Funds’ Board of Trustees (the “Board”) and who are “disinterested” Trustees1 as that term is defined in the Investment Company Act of 1940, as amended or “independent” as defined in the Sarbanes-Oxley Act of 2002, whichever is more restrictive. Each member of the Committee shall be financially literate as that term is interpreted by the Board in their business judgment, and at least one member shall be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR. The Board shall appoint Committee members, and shall designate the Committee Chair. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above. Management of the Funds shall provide or arrange to provide such information, data and services as the Committee may request.

Role and Responsibilities

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Funds' independent registered public accounting firm (the "Auditors") to plan and carry out a proper audit. Specifically, Funds’ management is responsible for: (1) the preparation, presentation and integrity of the Funds’ financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the Auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Funds’ financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Funds’ management for preparing, or the Auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to assure compliance with laws and regulations or to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or experts competence; or (3) a Board committee of which the Trustee is not a member.

________________________

1 The term “Trustee” includes a Director of an investment company organized as a corporation.

Purposes

The purposes of the Committee are:

(a)	to oversee the Funds’ accounting and financial reporting processes, and to receive reports regarding their internal control over financial reporting;

(b)	to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof;

(c)	to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, and independent audits;

(d)	to approve prior to appointment the engagement of the Funds’ Auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ Auditors;

(e)	to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the proxy statements relating to the election of directors; and

(f)	to act as a liaison between the Funds’ Auditors and the full Board.

The Auditors for the Funds shall report directly to the Committee.

Duties and Powers

The Committee shall have the following duties and powers:

(a)	to appoint, select, retain or terminate the independent accountants. Committee members shall evaluate the independent accountants’ performance, compensation and costs, organizational capability and independence from management. The Audit Committee will obtain receipt from the independent accountants on a periodic basis, but no less frequently than annually in connection with the engagement of the Auditors to audit the Funds' financial statements, of a formal written statement delineating relationships between the independent accountants (and their related entities) and the Funds (and their related entities), consistent with Rule 3526 of the Public Company Accounting Oversight Board.

(b)	to recommend the selection of the independent accountants to the full Board;

(c)	to approve prior to appointment the engagement of the Auditors to provide other audit services to the Funds or to provide non-audit services to the Funds, the Funds’ advisers or any entity controlling, controlled by, or under common control with the Funds’ advisers (“adviser affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds;

(d)	to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ Auditors to provide any of the services described in (b) above;

2

(e)	to consider the controls applied by the Auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

(f)	to consider whether the non-audit services provided by the Funds’ Auditors to the Funds’ advisers or any adviser affiliates that provide ongoing services to the Funds, which services were not pre-approved by the Committee, are compatible with maintaining the Auditors’ independence; however, the Auditor should have all audit and non-audit services pre-approved by the Committee, before performing such service;

(g)	to review the arrangements for and scope of the annual audit and any special audits;

(h)	to review and approve the fees proposed to be charged to the Funds for each audit and non-audit service;

(i)	to consider information and comments from the Auditors with respect to the Funds’ accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds’ critical accounting policies and practices such as valuation of securities, risk management and regulatory including tax compliance), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Funds’ accounting and financial reporting;

(j)	to review the annual audited and the semi-annual financial statements, with Fund Management and the Auditors, including major issues regarding the accounting and auditing principles and practices and including any related disclosures, and, if a fund chooses to include Management’s Discussion of Fund Performance in its Form N-CSR, to meet to review and discuss it;

(k)	to receive at least annually a report from the Auditors within 90 days prior to the filing of the Auditors’ report (or receive an updated report within such 90-day period, if the Auditors’ annual report is presented to the Committee more than 90 days prior to the filing of the Auditors’ report) which includes the following: (i) all critical accounting policies and practices used by the Funds (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the Auditors, (iii) other material written communications between the Auditors and the management of the Funds since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Funds’ complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

(l)	to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the Funds’ Auditors and to review any other matters, including legal or regulatory matters, the Funds’ compliance policies and any material reports or inquiries received from regulators or government agencies, that may have a material effect on the Funds’ financial statements;

3

(m)	to resolve any serious difficulties or disputes with management encountered during the course of the audit;

(n)	to obtain and review a report from the independent accountants at least annually regarding (i) the independent accountants' internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, (iii) information relating to criminal, civil, or administrative actions or disciplinary proceedings pending against the firm or any associated person of the firm in connection with any audit report, as provided under section 102 of the Sarbanes-Oxley Act of 2002, (iv) any steps taken to deal with any such issues disclosed by (ii) and (iii) above, (v) all relationships between the independent accountants and the Funds or their affiliates, and (vi) any reports of the independent accountants mandated by Section 10A of the Securities Exchange Act of 1934, as amended, including any information with respect to illegal acts in accordance with Section 10A;

(o)	to obtain and review from the independent accountants, at least annually, the inspection report of the independent accountants issued by the Public Company Accounting Oversight Board (“PCAOB”);

(p)	to establish “whistleblower” procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Funds or any of their advisers of concerns regarding questionable accounting or auditing matters. Such complaints and concerns shall be reported quarterly to the Committee, and the Funds and their advisers and contract providers shall notify all of their affected employees about the right to provide confidential and/or anonymous complaints or comments regarding questionable accounting matters;

(q)	to review disclosures made by the Funds’ Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the regulations and rules promulgated thereunder;

(r)	to receive and review reports from the Funds’ Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, regarding (i) any significant deficiencies and material weaknesses in the design or operation of Fund internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize and report financial information, (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Funds’ internal controls over financial reporting, and (iii) whether or not there were changes in the Funds’ internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Funds’ internal control over financial reporting;

(s)	to discuss the funds’ press releases regarding earnings, and any financial information or earnings guidance provided to analysts or rating agencies.

(t)	to review, in consultation as appropriate with management and the independent accountants:

(i)	The adequacy of the internal controls and disclosure controls and procedures, including computerized information system controls over the daily net asset valuation process (including valuation of securities and fair valuation processes),

4

(ii)	The adequacy of internal controls at servicing agents employed on behalf of the Funds, including significant comments contained in servicing agents auditors’ reports on these controls,

(iii)	Findings and recommendations of the independent accountants on internal controls maintained by both the Funds and their servicing agents, together with responses of management, including the status of previous recommendations;

(u)	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting;

(v)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(w)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for ordinary administrative expenses, payment of compensation to the Auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate independent counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Funds, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

Operations

(a)	The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof.

(b)	The Committee shall ordinarily meet in person; however, members may attend telephonically, and entire meetings may be held by telephone conference, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

(c)	The Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d)	The Committee shall meet at least annually, in separate executive sessions, with representatives of Fund management and the Funds’ Auditors. The Committee may also meet with internal legal counsel, any officer or employee of the Funds, and compliance personnel of the Funds’ investment advisers and with entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

(e)	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority and provide copies thereof to the Board within a reasonable period of time following each meeting.

5

(f)	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(g)	The Board shall adopt and approve this Charter and may amend it by motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

(h)	The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee and its members, including a review of the compliance of the Audit Committee with this Charter.

(i)	No Member of the Audit Committee may accept any consulting, advisory or other compensation from the Funds except compensation for service as a member of the Board or a committee of the Board, or be an affiliate of the Funds, their advisers or any of their subsidiaries or affiliates.

(j)	If an Audit Committee member serves on the audit committee of more than three public companies, the member shall continue to serve on the Audit Committee only if the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee. (Service on multiple audit committees in the same fund complex will be counted as one audit committee.)

(k)	The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee as it deems necessary to carry out its duties.

Adopted: 9/20/2016

Last Amended: 9/24/2019

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS TOTAL RETURN FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2020 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints W. Patrick Bradley, Francis Waltman and Jennifer Fromm, and, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually on the internet, and at any and all adjournments thereof (the Meeting), to vote all shares of Virtus Total Return Fund Inc., which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. Please refer to the proxy statement for information regarding attendance at the virtual meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Directors of Virtus Total Return Fund Inc. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted FOR the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ? ZTR_31234_040620 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held on May 21, 2020 The Proxy Statement is available at: https://www.proxy-direct.com/vir-31234 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Directors recommends a vote FOR the following nominees in proposals 1e, 1f, 1g, and 1h. 1e. Election of Director (Class III): FOR WITHHOLD 01. Connie D. McDaniel 1f. Election of Director (Class III): FOR WITHHOLD 01. Geraldine M. McNamara 1g. Election of Director (Class III): FOR WITHHOLD 01. R. Keith Walton 1h. Election of Director (Class III): FOR WITHHOLD 01. Brian T. Zino 2. Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ZTR 31234 M xxxxxxxx